UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2024

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38363	84-3235695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2014 Champions Gateway

Canton, OH 44708

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (330) 458-9176

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOFV	Nasdaq Capital Market
Warrants to purchase 0.064578 shares of Common Stock	HOFVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Business Loan Agreement with Stark County Port Authority

On May 20, 2024, the Hall of Fame Resort & Entertainment Company (the “Company” or “Borrower”), a Delaware corporation, entered into an Amendment to Business Loan Agreement (“Amendment”) with the Stark County Port Authority (“Lender”), a body corporate and politic and a port authority duly organized and validly existing under the law of the State of Ohio.

Pursuant to the Amendment, which modifies the original instrument dated August 31, 2022, the parties agreed: (i) to modify the original maturity date from August 30, 2029 to June 30, 2044; (ii) Lender will provide additional funds to Borrower totaling $520,383.33; (iii) the original principal balance will be increased from $5,000,000 to $5,520,383.33; and (iv) Borrower shall repay as follows (a) interest will be capitalized and compounded annually for two years, from May 20, 2024 through May 20, 2026, (b) quarterly interest only payments for five years, from June 30, 2026 through June 30, 2031, with subsequent interest payments due the last day of each March, June, September and December, (c) quarterly principal and interest payments until the maturity date when all other amounts due and owing to Lender are due. In addition, in the event of a substantial change in ownership, defined as more than 50% of the outstanding ownership and control of the Borrower, the Lender may, at its option, declare an Event of Default and declare all sums owed to Lender immediately due and payable.

The Amendment contains customary affirmative and negative covenants for this type of loan, including without limitation, affirmative covenants, negative covenants and default provisions. Borrower agreed to reimburse Lender for all costs and expenses including, without limitation, legal fees and expenses of counsel.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
10.1	Amendment to Business Loan Agreement, dated May 20, 2024, between Hall of Fame Resort & Entertainment Company, as borrower, and Stark County Port Authority, as lender
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

	By:	/s/ Michael Crawford
		Name:	Michael Crawford
		Title:	President and Chief Executive Officer

Dated: May 24, 2024

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